Exhibit 99.1

NEWS RELEASE September 2, 2014

	Contacts:	Jay Brown, CFO
Son Nguyen, VP — Corporate Finance
FOR IMMEDIATE RELEASE		Crown Castle International Corp.
713-570-3050

CROWN CASTLE RECEIVES FAVORABLE PRIVATE LETTER

RULING FROM INTERNAL REVENUE SERVICE

September 2, 2014 — HOUSTON, TEXAS — Crown Castle International Corp. (NYSE: CCI) (“Crown Castle”) announced today that it has received from the Internal Revenue Service a favorable private letter ruling (“PLR”) with respect to the real property portion of Crown Castle’s small cell networks. The PLR provides that the real property portion of Crown Castle’s indoor and outdoor small cell networks and the related rents qualify as real property and rents from real property, respectively, under the rules governing real estate investment trusts (“REIT”).

As previously announced, Crown Castle commenced operations as a REIT effective January 1, 2014. Subject to the approval of its Board of Directors, Crown Castle expects to take appropriate action to include the qualifying portion of its small cell systems as part of the REIT effective January 1, 2015. Certain non-qualified assets related to Crown Castle’s small cell systems will continue to be held in taxable REIT subsidiaries.

ABOUT CROWN CASTLE

Crown Castle provides wireless carriers with the infrastructure they need to keep people connected and businesses running. With approximately 40,000 towers and 13,000 small cell nodes supported by approximately 6,000 miles of fiber, Crown Castle is the nation’s largest provider of shared wireless infrastructure with a significant presence in the top 100 US markets. In addition, Crown Castle operates approximately 1,800 towers in Australia. For more information on Crown Castle, please visit www.crowncastle.com.

The Foundation for a Wireless World.

CrownCastle.com

News Release continued:	Page 2

Cautionary Language Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on Crown Castle management’s current expectations. Such statements include plans, projections and estimates regarding (i) the inclusion of a portion of the small cell networks as part of the REIT, including the timing thereof, and (ii) the proposed merger of Crown Castle with and into Crown Castle REIT Inc., a wholly-owned subsidiary of Crown Castle (“CCR”), and the special meeting of stockholders relating thereto. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. More information about potential risk factors that could affect Crown Castle and its results is included in Crown Castle’s filings with the Securities and Exchange Commission (“SEC”). The term “including,” and any variation thereof, means “including, without limitation.”

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy securities or a solicitation of any vote or approval. CCR has filed with the SEC a registration statement on Form S-4 containing a proxy statement of Crown Castle and a prospectus of CCR with respect to the proposed merger of Crown Castle with and into CCR. The registration statement has not yet become effective. Notice of a special meeting and a definitive proxy statement/prospectus are expected to be mailed to holders of shares of Crown Castle’s common stock and 4.50% Mandatory Convertible Preferred Stock, Series A, as of the record date to be determined by Crown Castle’s board of directors. INVESTORS ARE URGED TO READ THE FORM S-4 AND PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. You may obtain documents free of charge at the website maintained by the SEC at http://www.sec.gov. In addition, you may obtain documents filed with the SEC by Crown Castle and CCR free of charge by contacting Investor Relations, Crown Castle International Corp., 1220 Augusta Drive, Suite 600, Houston, Texas 77057, 713-570-3050, or you may visit the investor relations section of Crown Castle’s website at http://investor.crowncastle.com for copies of any such document.

The Foundation for a Wireless World.

CrownCastle.com

News Release continued:	Page 3

Crown Castle, its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from holders of Crown Castle’s common stock in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in connection with the proposed merger will be included in the Form S-4 and proxy statement/prospectus. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF CROWN CASTLE AND THEIR OWNERSHIP OF CROWN CASTLE CAPITAL STOCK IS SET FORTH IN THE PROXY STATEMENT FOR CROWN CASTLE’S 2014 ANNUAL MEETING OF STOCKHOLDERS. INVESTORS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH PARTICIPANTS BY READING THE FORM S-4 AND PROXY STATEMENT/PROSPECTUS FOR THE PROPOSED MERGER.

Investors should read the Form S-4 and proxy statement/prospectus carefully before making any voting or investment decisions.

The Foundation for a Wireless World.

CrownCastle.com